SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2004

                                 HEALTHAXIS INC.
               (Exact name of registrant as specified in charter)


       Pennsylvania                  0-13591                   23-2214195
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)



         5215 N. O'Connor Blvd., 800 Central Tower, Irving, Texas 75039
                    (Address of principal executive offices)

                                 (972) 443-5000
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

         Exhibit 99.1: Press Release dated August 10, 2004.


Item 9.  Regulation FD Disclosure

         Healthaxis Inc. has reported its 2nd quarter 2004 financial results. The Company's press release dated August 10, 2004 announcing the results is attached hereto as Exhibit 99.1. This information is being furnished pursuant to the requirements of Item 12, "Results of Operations and Financial Condition," but is being reported under Item 9, "Regulation FD Disclosure."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2004


                                                     HEALTHAXIS INC.


                                                     By: /s/ JOHN CARRADINE
                                                         -----------------------
                                                         John Carradine
                                                         Chief Financial Officer



                                  EXHIBIT INDEX
                                  -------------

Exhibit Number             Description
--------------             -----------

      99.1                 Press release dated August 10, 2004.